SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                (Amendment No.  )


Filed by the Registrant                       [x]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [x]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             RFS Bancorp, Inc.
  ---------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


  ---------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required
   [ ]   Fee computed  on  table below per  Exchange Act  Rules  14a-6(i)(1) and
         0-11.
         (1)   Title of each class of securities to which transaction applies:

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         (2)   Aggregate number of securities to which transaction applies:

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         (3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)   Proposed maximum aggregate value of transaction:

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         (5)   Total fee paid:

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   [ ]   Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)   Amount previously paid:

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         (2)   Form, Schedule or Registration Statement No.:

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         (3)   Filing party:

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         (4)   Date Filed:

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                                                             May 26, 1999


Dear Stockholder:

      You are cordially invited to attend the Special Meeting of Stockholders of RFS Bancorp, Inc. (the "Company"), the holding company for Revere Federal Savings (the "Bank"), Revere, Massachusetts, which will be held on June 29, 1999 at Howard Johnson's, 407 Squire Road, Revere, Massachusetts 02151, at 10:00 a.m. Eastern Time (the "Special Meeting").

      The attached Notice of Special Meeting and Proxy Statement describe the formal business that we will transact at the Special Meeting. In addition to the formal items of business, directors and officers of the Company will be present to answer your questions.

      The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Special Meeting is in the best interests of the Company and its stockholders and unanimously recommends a vote "FOR" each of these matters.

      Please complete, sign and return the enclosed proxy card promptly whether or not you plan to attend the Special Meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Special Meeting but will assure that your vote is counted if you cannot attend.

      On behalf of the Board of Directors and the employees of RFS Bancorp, Inc. and Revere Federal Savings, we thank you for your continued support and look forward to seeing you at the meeting.


                                       Sincerely yours,




                                       James J. McCarthy
                                       President and Chief Executive Officer


                              RFS Bancorp, Inc.
                                310 Broadway
                         Revere, Massachusetts 02151
                               (781) 284-7777


                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


      We will hold the Special Meeting of Stockholders on June 29, 1999 at Howard Johnson's, 407 Squire Road, Revere, Massachusetts 02151, at 10:00 a.m., Eastern Time. At the Special Meeting, we will ask you to:

*     Approve the proposed RFS Bancorp, Inc. 1999 Stock Option Plan;

*     Approve the proposed RFS Bancorp, Inc. 1999 Recognition and Retention
      Plan; and

* Authorize the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Special Meeting, and at any adjournment or postponement.

      You may vote at the Special Meeting if you were a stockholder of the Company at the close of business on May 19, 1999, the record date.


                                       By Order of the Board of Directors,



                                       Ernest F. Becker
                                       Secretary

Revere, Massachusetts


May 26, 1999



You are cordially invited to attend the Special Meeting. It is important that your shares be represented regardless of the number of shares you own. The Board of Directors urges you to sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope. Returning the proxy card will not prevent you from voting in person if you attend the Special Meeting.


                              RFS BANCORP, INC.

                           PROXY STATEMENT FOR THE
                       SPECIAL MEETING OF STOCKHOLDERS

                         To Be Held on June 29, 1999


                             GENERAL INFORMATION

General

      We sent you this Proxy Statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Special Meeting. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card.


      We began mailing this Proxy Statement, the Notice of Special Meeting and the enclosed proxy card on or about May 26, 1999 to all stockholders entitled to vote. If you owned the Company's common stock at the close of business on May 19, 1999, the record date, you are entitled to vote at the Special Meeting. On the record date, there were 933,523 shares of Common Stock outstanding.


Quorum Requirement

      A quorum of stockholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of Common Stock of the Company entitled to vote are represented in person or by proxy at the Special Meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the Special Meeting.

Voting Rights

      You are entitled to one vote at the Special Meeting for each share of the Company's common stock that you owned of record at the close of business on May 19, 1999. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

      You may vote your shares at the Special Meeting in person or by proxy. To vote in person, you must attend the Special Meeting, and obtain and submit a ballot, which we will provide to you at the Special Meeting. To vote by proxy, you must complete and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares FOR each of the proposals identified in the Notice of the Special Meeting.

      If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this Proxy Statement, we know of no other matters that may be presented at the Special Meeting, other than those listed in the Notice of the Special Meeting.

Vote Required

      The rules and regulations of the Office of Thrift Supervision ("OTS") determine the vote required to approve the RFS Bancorp, Inc. 1999 Stock Option Plan (the "Option Plan") and the RFS Bancorp, Inc. 1999 Recognition and Retention Plan (the "RRP"). Approval of each proposal requires the affirmative vote of a majority of votes eligible to be cast at the Special Meeting and the affirmative vote of a majority of votes eligible to be cast by persons other than Revere, MHC.

      Abstentions are considered in determining the presence of a quorum. Because of the vote required, an abstention will have the same effect as a vote against a proposal. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have the same effect as a vote against a proposal for purposes of the OTS approval requirement.

      The vote required for each proposal is set forth in further detail in the discussion of the proposal under the caption "Vote Required."

Confidential Voting Policy

      The Company maintains a policy of keeping stockholder votes confidential. We only let our Inspectors of Election and certain employees of our independent tabulating agent examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward any written comments that you may have to management.

Revoking Your Proxy

      You may revoke your proxy at any time before it is exercised by:

*     Filing with the Company a letter revoking the proxy;
*     Submitting another signed proxy with a later date; and
* Attending the Special Meeting and voting in person, if you file a written revocation with the Secretary of the Special Meeting prior to the voting of such proxy.

      If your shares are not registered in your own name, you will need appropriate documentation from your stockholder of record to vote personally at the Special Meeting. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

Solicitation of Proxies

      The Company will pay the costs of soliciting proxies from its stockholders. Directors, officers or employees of the Company and the Bank may solicit proxies by:

*     mail;
*     telephone; and
*     other forms of communication.

      We will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. The Company has hired Mackenzie Partners to assist in the solicitation of proxies for a fee not to exceed $5,000, plus out-of-pocket expenses.

Interest of Persons in Matters to be Acted Upon

      Directors and officers of the Bank and the Company will be granted stock options and restricted stock awards under the Stock Option Plan and Recognition and Retention Plan being presented for approval in Proposals 1 and 2, if the stockholders approve the Plans.

      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders of the Company

      The following table contains stockholder information for persons known to the Company to "beneficially own" 5% or more of the Company's common stock as of May 1, 1999. In general, beneficial ownership includes those shares that a person has the power to vote, sell, or otherwise dispose. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options). Two or more persons may be considered the beneficial owner of the same share. We obtained the information provided in the following table from filings with the Securities and Exchange Commission (the "SEC") and with the Company. In this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.

                      Name and Address of   Amount and Nature of
  Title of Class       Beneficial Owner     Beneficial Ownership    Percent
  --------------      -------------------   --------------------    -------

Common Stock, $.01     Revere, MHC                494,767             53%
 par value             310 Broadway
                       Revere, MA 02151

Security Ownership of Management

      The following table shows the Company's common stock beneficially owned by each director and executive officer, and all directors and executive officers of the Company as a group, as of April 30, 1999. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to their name.

                                                                    Amount and
                                                                      Nature        Percent of
                                        Position with              of Beneficial    Common Stock
       Name                             the Company(1)             Ownership(2)     Outstanding
       ----                             --------------             -------------    ------------

Ernest F. Becker             Vice-Chairman and Director               1,000            0.23%
Arno P. Bommer               Chairman of the Board and Director      10,500            2.39
Theodore E. Charles          Director                                15,000            3.42
Anthony R. Conte             Director                                 2,500            0.58
Carmen R. Matthuchio         Director                                15,000            3.42
James J. McCarthy            President, Chief Executive              15,000            3.42
                             Officer and Director
J. Michael O'Brien           Director                                 1,000            0.23
Angelo A. Todisco            Director                                 2,000            0.46
John J. Verrengia            Director                                 6,942            1.58
All directors and
 executive officers
 as a group (11 persons)                                             82,511           18.81%

<F1>  Titles are for both the Company and the Bank.
<F2>  See "Principal Stockholders of the Company" above for a definition of
      "beneficial ownership."

              COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors' Compensation

      Fee Arrangements. Currently, each director of the Bank receives the following fees:

*     fee of $275 to each director per Board meeting attended;
* fee of $300 to the Chairman and Vice-Chairman for each Board meeting attended; and
* fee ranging from $25 to $50 monthly for each committee meeting attended.

      Total directors fees for fiscal 1998 were $25,050 and total committee fees were $4,675. The Company does not compensate directors of the Company for their services, but anticipates that the directors will be covered by the Option Plan and RRP under consideration at the Special Meeting [to be updated by RFS].


      Retirement Plan. The Company has adopted the RFS Bancorp, Inc. Directors' Retirement Plan which provides each director of the Company with a payment of $5,000 upon retirement from service as a director.


Executive Compensation

      Cash Compensation. The following table shows the cash compensation paid during the fiscal years ended September 30, 1998 and 1997, to the Chief Executive Officer of the Bank and all other executive officers of the Bank who received compensation in excess of $100,000 (each, a "Named Executive Officer") during the 1998 fiscal year.

Summary Compensation Table

    Name and                               Annual Compensation
    Principal                   Fiscal   ------------------------         All Other
    Position                     Year    Salary($)(1)    Bonus($)    Compensation ($)(2)
    ---------                   ------   ------------    --------    -------------------

James J. McCarthy,               1998      123,414        8,885             5,000
President and Chief              1997      105,000        4,039             4,750
Executive Officer

Anthony J. Patti,                1998       98,846        7,480             5,000
Executive Vice President and     1997       88,475        3,400             4,750
Chief Financial Officer

<F1>  Includes the Named Executive Officer's base salary including all payroll deductions for health insurance under the Bank's health insurance plan and pre-tax contributions to the Bank's 401(k) Plan.
<F2>  Reflects matching contributions made by the Bank under the 401(k)
      Plan.

Employment Agreements

      The Bank is a party to an Employment Agreement with each of the following persons: James J. McCarthy, President and Chief Executive Officer; Anthony J. Patti, Executive Vice President and Chief Financial Officer; and Judith E. Tenaglia, Vice President and Treasurer (the "Senior Executives"). These Employment Agreements establish the respective duties and compensation of the Senior Executives and are intended to ensure that the Bank will be able to maintain a stable and competent management base. The success of the Bank depends to a significant degree on the skills and competence of the Senior Executives.

      The Employment Agreements provide for initial terms of three years, in the case of Messrs. McCarthy and Patti and two years in the case of Ms. Tenaglia. Commencing on the first anniversary of the effective date of each Employment Agreement and continuing on each anniversary date afterwards, the Senior Executive's Agreement may be extended, after review by the Bank's Board of Directors, for an additional one-year period, so that the remaining term will be three years, in the case of Messrs. McCarthy and Patti and two years, in the case of Ms. Tenaglia. If the Senior Executive's Employment Agreement is not renewed, the Agreement will expire in accordance with its terms. The current base salaries for Mr. McCarthy, Mr. Patti and Ms. Tenaglia are $156,800, $110,000, and $60,000, respectively. The Employment Agreements provide for each Senior Executive's base salary to be reviewed annually and it is anticipated that each Senior Executive's base salary will be increased on the basis of his or her job performance and the overall performance of the Bank. In addition to base salary, each Employment Agreement provides for, among other things, participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as fees for club and organization membership deemed appropriate by the Bank and the Senior Executive. The Agreements provide for the termination of the Senior Executive by the Bank for "cause" as defined in the Agreement at any time during the term. In the event the Bank terminates a Senior Executive's employment for reasons other than for "cause," or in the event of the Executive's resignation from the Bank upon (i) failure to re-appoint, elect or re-elect the executive to his or her current offices; (ii) a material change in the Senior Executive's functions, duties or responsibilities, or relocation of the Senior Executive's principal place of employment by more than 30 miles; (iii) a "change in control" of the Bank (as defined below) such as its liquidation or dissolution; or (iv) a breach of the agreement by the Bank, the Senior Executive, or in the event of death, his or her beneficiary would be entitled to a lump sum cash payment in an amount equal to the remaining base salary due to the Senior Executive at the time of termination that would have been payable during the remaining term of the Executive's Employment Agreement. In addition, the Employment Agreement for Mr. McCarthy provides for him to receive, as additional severance, the highest cash bonus and the additional contributions or benefits that he would have earned or accrued under any employee benefit plan of the Bank or the Company during the remaining unexpired term of his Employment Agreement. As additional severance, all of the Employment Agreements provide for the Bank to continue the Senior Executive's life, health, dental and disability coverage for the remaining term of the Executive's Employment Agreement.

      The Bank's Employment Agreements have restrictions on the aggregate dollar amount of compensation and benefits payable to a Senior Executive in the event of an employment termination following a "change in control" of the Bank. In general, for purposes of the Employment Agreements and the plans maintained by the Bank, a "change in control" will be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security, such as Common Stock of the Bank, or in the event of a tender offer, exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a "change in control" of the majority of the Board of Directors of the Bank.

      If the total cash and benefits paid to a Senior Executive under an Employment Agreement together with payments under other benefit plans following a "change in control" constitute an "excess parachute payment" under section 280G of the Internal Revenue Code of 1986 (the "Code"), the compensation payable to the Senior Executive would be reduced (but not below zero) to avoid the assessment of excise taxes on such excess parachute payments.

Pension Plan

      The Bank maintains a tax-qualified defined benefit plan through the Financial Institutions Retirement Fund ("Pension Plan"). An employee of the Bank who has attained age 21 and completed at least one year of service with the Bank will be eligible to participate and accrue benefits under the Plan. The Pension Plan provides an annual pension benefit for each participant, including the Named Executive Officers, equal to 2.25% of the participant's "average annual salary" multiplied by the participant's years of benefit service, up to a maximum of 30 years. The Pension Plan defines "average annual salary" to mean the average of a participant's salary over a five year period of employment with the Bank during which the participant's salary was the highest. A participant will become fully vested in the benefits that have been accrued for him under the Pension Plan after completion of five years of service with the Bank. The Pension Plan provides for benefits to be paid in a straight life or joint and survivor annuity; however, optional forms of benefits payment, such as lump sum distributions, are also available under the Plan.

      The Bank makes annual contributions to the Pension Plan in an amount necessary to satisfy the actuarially determined minimum funding requirements of the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The assets of the Pension Plan are held in a separate trust established by the Financial Institutions Retirement Fund.

      Pension Plan Table. The following table sets forth the estimated annual benefits payable under the Pension Plan upon a participant's normal retirement at age 65, expressed in the form of a single life annuity and for the average annual salary and years of credited service specified therein. The annual benefits shown in the table assume the participant would receive his retirement benefits under the Pension Plan in the form of a straight life annuity, upon normal retirement, at age 65. The benefits provided under the Pension Plan are not integrated with federal Social Security retirement benefits. Pursuant to the terms of the Pension Plan, no more than a maximum of 30 years of service may be recognized for benefit accrual purposes.

                    Years of Service and Benefit Payable at Retirement
   Average          --------------------------------------------------
Annual Salary            15          20          25           30
-------------            --          --          --           --

  $ 50,000             $16,900     $22,500     $28,100     $ 33,800
  $ 75,000             $25,300     $33,800     $42,200     $ 50,600
  $100,000             $33,800     $45,000     $56,300     $ 67,500
  $125,000             $42,200     $56,300     $70,300     $ 84,400
  $150,000             $50,600     $67,500     $84,400     $101,300

       As of April 30, 1999, Mr. McCarthy had 12 years and 3 months of credited service and Mr. Patti had 6 years and 1 month of credited service for benefit accrual purposes under the Pension Plan.

      _________________________________________________________________

                                 Proposal 1

                      Approval of the RFS Bancorp, Inc.

                           1999 Stock Option Plan
      _________________________________________________________________

General Plan Information

      The Company has adopted the Option Plan, subject to the approval of its stockholders. The purpose of the Option Plan is to enable the Company to grant certain officers, employees and outside directors a right, known as an option ("Option"), to purchase shares of the Common Stock of the Company at a stated price during a specified period or term. If the Option is not exercised during its term, it will expire. The Option Plan is not an employee pension or welfare benefit plan. As a result, the Option Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The key terms of the Option Plan are summarized below. However, for your reference, a copy of the Option Plan is also attached to this Proxy Statement and is labeled "Appendix A."

Vote Required

      The rules and regulations of the OTS determine the vote required to approve the Option Plan. Pursuant to the regulations of the OTS applicable to management stock benefit plans, approval of the Option Plan requires the affirmative vote of a majority of votes eligible to be cast at the Special Meeting by persons other than Revere, MHC ("Minority Shareholders"). If approved by Minority Shareholders pursuant to such rule, the Option Plan will take effect and Options may be granted thereunder. The effective date of the Option Plan shall be referred to as the "Option Plan Effective Date."
 These OTS voting requirements are in addition to the voting requirements set forth in the Company's Charter provision.

      Abstentions are considered in determining the presence of a quorum. Therefore, shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and, accordingly, will have the effect of a vote against Proposal 1. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have the same effect as a vote against Proposal 1 for purposes of the OTS approval requirements.

Purpose of the Option Plan

      The Option Plan is a long-term incentive compensation plan. Its purpose is to promote the growth and profitability of the Company by providing its key officers, employees and directors with an "equity stake" in the Company that will encourage them to achieve corporate goals and increase the value of the Company and its subsidiaries. The Option Plan will also assist the Company in attracting and retaining officers, employees and directors of outstanding caliber and experience through future grants to be made from the Option Plan's share reserve.

Description of the Option Plan

      Administration. The Plan will be administered by the members of the Compensation Committee (the "Committee"). The Committee will select the officers and employees who will receive Options under the Option Plan. In addition, the Committee will determine, in accordance with the provisions of the Option Plan, the specific terms of each Option, such as the number of shares to be covered by the Option and the time and procedure for exercising the Option. Subject to certain limitations specified in the Option Plan, the Committee will have complete authority to interpret the provisions of the Option Plan and to prescribe or change rules relating to its administration. The Company will pay for all costs and expenses of administering the Option Plan.

      Stock Subject to the Option Plan. The Company has reserved a total of 43,875 shares of Common Stock ("Option Shares") for use under the Option Plan. Each time an Option is exercised, one of the Option Shares will be issued to the Option holder. Option Shares may be authorized and unissued shares of the Company's Common Stock or shares previously issued and reacquired by the Company. Any Option Shares that are subject to Options granted under the Option Plan that have expired or terminated, or that have been forfeited or canceled without having been exercised or vested in full, will be available for use under the Option Plan. As of April 30, 1999, the aggregate fair market value of the total number of Option Shares reserved for issuance under the Option Plan was $378,421, based on the closing sales price per share of Common Stock of $8.625 on the OTC Electronic Bulletin Board on such date.

      Eligibility. Any employee of the Company or the Bank can be selected by the Committee to participate in the Option Plan. An employee who is selected to participate in the Option Plan will be known as an "Eligible Individual." As of April 30, 1999 there were approximately 10 employees anticipated to be Eligible Individuals. Members of the Boards of Directors of the Company and the Bank who are not officers and employees, are also eligible to participate in the Option Plan. Each of these individuals will be known as an "Eligible Director." As of April 30, 1999 there were eight Eligible Directors.

      Terms and Conditions of Options Granted to Officers and Employees.
The Option Plan provides for the grant of Options which qualify for favorable federal income tax treatment as "incentive stock options" ("ISOs") and for the grant of non-qualified stock options which do not so qualify ("NQSOs"). ISOs are subject to certain restrictions under the Code. These restrictions are contained in the Option Plan document. In no event may a single Eligible Individual be granted an Option for more than 43,875 shares. Unless otherwise designated by the Committee, Options granted under the Option Plan to Eligible Individuals will be ISOs. Each ISO grant will be exercisable at a price per share equal to the fair market value of a share of Common Stock on the date of the Option grant. An ISO Option will generally be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the Option holder's termination of employment for reasons other than death, disability or discharge for cause; one year after termination of employment due to death or disability; and immediately upon termination for cause). In no event may an Option be granted with an exercise price per share that is less than the fair market value of a share of Common Stock when the Option is granted. An Option holder's right to exercise Options will be suspended during any period when the Option holder is the subject of a pending proceeding to terminate his or her employment for cause. If the Option expires during such suspension, the Company will, upon the employee's reinstatement, pay damages equal to the value of the expired Options less the exercise price.

      Upon the exercise of an Option, the exercise price must be paid in full. Payment may be made in cash or in such other consideration as the Committee deems appropriate, including, but not limited to, shares of Common Stock already owned by the Option holder. Options may be transferred prior to exercise only to certain family members, certain non-profit organizations, and following the death of the Option holder.

      Terms and Conditions of Options Granted to Outside Directors. Effective on the Option Plan Effective Date, each person who is an Eligible Director on such date will be granted a NQSO to purchase 1,645 Option Shares. Thereafter, Option grants to Eligible Directors will be made at the time, in the amount and under the terms and conditions determined by the Board of Directors. All Options will have an exercise price equal to the fair market value of a share of Common Stock on the date of grant and an exercise period commencing on the date of the grant and expiring on the earliest of (i) the date the person ceases to be an Eligible Director due to a removal for cause (in accordance with the Bylaws of the Bank or the Company, as applicable) and (ii) the last day of the ten-year period commencing on the date the Option was granted.

      Due to the special federal income tax rules applicable to ISOs, Eligible Directors participating in the Option Plan may only be granted Options that are NQSOs. Upon the exercise of a NQSO, the Eligible Director will be required to pay the applicable exercise price in full. The Option Plan permits the Eligible Director to pay the exercise price in cash or in other consideration, such as through the tender of shares of Common Stock already owned by the Eligible Director.

      Conditions Imposed on All Option Holders. Any Eligible Individual or Eligible Director who is granted an option as of the Option Plan Effective Date may exercise such Option Shares in the following maximum amounts:

* Beginning on the first anniversary and before the second anniversary of the Effective Date, 20% of the Shares subject to the Option when granted.
* Beginning on the second anniversary and before the third anniversary of the Effective Date, 40% of the Shares subject to the Option when granted.
* Beginning on the third anniversary and before the fourth anniversary of the Effective Date, 60% of the Shares subject to the Option when granted.
* Beginning on the fourth anniversary and before the fifth anniversary of the Effective Date, 80% of the Shares subject to the Option when granted.
*     Beginning on the fifth anniversary, the remaining Options.

All Option Shares not previously available for purchase will become available for purchase on the date of the Option holder's death or disability, as such term is defined in the Option Plan.

      Mergers and Reorganizations; Adjustments for Extraordinary Dividends. The number of shares available under the Option Plan and the outstanding Options will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, outstanding Options may be canceled upon 30 days' written notice to the Option holder so long as the Option holder receives payment determined by the Board to be the equivalent value of the canceled Options. The Option Plan provides that the Company will adjust the exercise price of each outstanding Option in a uniform and nondiscriminatory manner to equitably reflect any extraordinary non-stock dividend that may be paid which results in a non-taxable return of capital. No representation is made that any such dividend will be declared or paid.

Regulatory Restrictions

      The Option Plan is subject to certain restrictions imposed by the OTS with respect to stock benefit plans that are established or implemented by a federal savings association or its holding company within one year after the association's conversion from a mutual association to a stock association. The restrictions apply to the Option Plan because the Reorganization of the Bank occurred within one year prior to the date of this Special Meeting. To reflect these requirements, the Option Plan provides (i) that no Options may be granted prior to the date on which the Company's shareholders approve the Option Plan; (ii) that no individual officer or employee may be granted Options to purchase more than 10,968 Shares; (iii) that no individual director may be granted Options to purchase more than 2,194 Shares and the total number of Shares that may be purchased by the directors cannot exceed 13,160; and (iii) that any Options granted shall have an exercise price of no less than the fair market value of a Share on the date the Option is granted and will become exercisable at a rate no more rapid than 20% per year beginning on the first anniversary date of the grant, with accelerated vesting only in cases of death or disability. Management of the Company has been advised by its legal counsel that the Option Plan complies with all applicable OTS regulations. The OTS has not endorsed or approved the Option Plan. No representation to the contrary shall be made.

      Article VII of the Option Plan provides for accelerated vesting of outstanding Options in the event of a termination of service constituting Retirement (as defined in the Option Plan) after December 18, 1999. Article VII also provides that after December 18, 1999, the Compensation Committee may, in its discretion, establish a different vesting schedule than presently provided in the Option Plan in determining the exercisability of Options. The provisions of Article VII will not be applicable, and will be of no force or effect, unless and until the shareholders of the Company have approved such provisions by an affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after December 18, 1999.

Termination or Amendment of the Option Plan

      Unless sooner terminated, the Option Plan will terminate automatically on the day preceding the tenth anniversary of the Option Plan Effective Date. The Board may suspend or terminate the Option Plan in whole or in part at any time prior to the tenth anniversary of the Option Plan Effective Date by giving written notice of such suspension or termination to the Committee. However, if the Option Plan is suspended or terminated, all Options granted under the Plan that are outstanding on the date of the suspension or termination will remain outstanding under the terms of the agreements granting such Options.

      The Board may amend or revise the Option Plan in whole or in part at any time, but if the amendment or revision amends a material term of the Option Plan, this amendment will be subject to approval by the shareholders of the Company to the extent required to comply with Code Section 162(m) or Code Section 422. No amendment may be made unless it is consistent with section 563b.3(g) of the OTS Regulations.

Federal Income Tax Consequences

      A summary of the federal tax laws, regulations and policies affecting the Company and recipients of ISOs and NQSOs that may be granted under the Option Plan is set forth below. It should be noted that any change in the applicable law or regulation or in the policies of various taxing authorities may have a material effect on this summary.

      There are no federal income tax consequences for the Company or the Option holder at the time an ISO is granted or upon the exercise of an ISO. If there is no sale or other disposition of the shares acquired upon the exercise of an ISO within two years after the date the ISO was granted, or within one year after the exercise of the ISO, then at no time will any amount be deductible by the Company with respect to the ISO. If the Option holder exercises an ISO and sells or otherwise disposes of the shares so acquired after satisfying the foregoing holding period requirements, then he will realize a capital gain or loss on the sale or disposition. If the Option holder exercises his ISO and sells or disposes of his shares prior to satisfying the foregoing holding period requirements, then an amount equal to the difference between the amount realized upon the sale or other disposition of such shares and the price paid for such shares upon the exercise of the ISO will be includible in the ordinary income of such person, and such amount will ordinarily be deductible by the Company at the time it is includible in such person's income.

      With respect to the grant of NQSOs, there are no federal income tax consequences for the Company or the Option holder at the date of the grant. Upon the exercise of a NQSO, an amount equal to the difference between the fair market value of the shares to be purchased on the date of exercise and the aggregate purchase price of such shares is generally includible in the ordinary income of the person exercising such NQSO, although such inclusion may be at a later date in the case of an Option holder whose disposition of such shares could result in liability under Section 16(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Company will ordinarily be entitled to a deduction for federal income tax purposes at the time the Option holder is taxed on the exercise of the NQSO equal to the amount which the Option holder is required to include as ordinary income.
Section 162(m) of the Code limits the Company's deductions of compensation in excess of $1,000,000 per year for the chief executive officer and the other executives named in its proxy statement, but provides for certain exceptions for performance based compensation. The Company intends the Option Plan to comply with the requirements for an exception to Section 162(m) applicable to stock option plans so that the Company's deduction for compensation related to the exercise of stock options would not be subject to the $1,000,000 limitation. No executive of the Company currently receives compensation subject to this limitation.

      The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Options that may be granted under the Option Plan. State and local tax consequences may also be significant.

The Board of Directors unanimously recommends that stockholders vote "FOR" approval of the RFS Bancorp, Inc. 1999 Stock Option Plan.

      _________________________________________________________________

                                 Proposal 2

                      Approval of the RFS Bancorp, Inc.

                     1999 Recognition and Retention Plan
      _________________________________________________________________

General Plan Information

      The Company has adopted the RRP, subject to the approval of its stockholders. The RRP allows the Company to grant restricted stock awards ("Awards") to certain officers, employees and outside directors. A "restricted stock award" constitutes a right to receive a certain number of shares of Common Stock upon the Award holder's satisfaction of certain requirements, such as completion of five years of service with the Company. As a general rule, if the Award holder fails to fulfill the requirements contained in the restricted stock award, it will not vest. Instead, the Award will be forfeited and canceled. The RRP, like the proposed Option Plan, is not subject to ERISA. The key terms of the RRP are summarized below. For your convenience, a copy of the RRP is attached to this Proxy Statement and is labeled "Appendix B."

Vote Required

      The rules and regulations of the OTS determine the vote required to approve the RRP. Pursuant to the regulations of the OTS applicable to management stock benefit plans, approval of the RRP requires the affirmative vote of a majority of votes eligible to be cast at the Special Meeting by
persons other than Revere, MHC ("Minority Shareholders").   If approved by
the Minority Shareholders pursuant to such rule, the RRP will take effect and Awards may be granted thereunder. The effective date of the RRP shall be referred to as the "RRP Effective Date." These OTS voting requirements are in addition to the voting requirements set forth in the Company's Charter provision.

      Abstentions are considered in determining the presence of a quorum. Therefore, shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and, accordingly, will have the effect of a vote against Proposal 2. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have the same effect as a vote against Proposal 2 for purposes of the OTS approval requirements.

Purpose of the RRP

      The RRP is also a long-term incentive compensation plan. Its purpose is to promote the growth and profitability of the Company by providing key personnel and directors with an incentive to achieve corporate objectives. Awards granted under the RRP are also used to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company. The RRP will also assist the Company in attracting and retaining top-notch officers, employees and directors through future awards to be made from the RRP's share reserve.

Description of the RRP

      Administration. The members of the Compensation Committee (the "Committee") will administer the RRP. The Committee will have the authority to determine, in accordance with the terms of the RRP, the officers and employees to whom Awards will be granted, the number of shares subject to each Award, and the terms of such Awards, such as the conditions that must be satisfied by the Award holder in order for the Award to become "vested" and distributable to the Award holder. Subject to certain restrictions contained in the RRP, the Committee will have complete authority to interpret the RRP and to prescribe or change any rules it may implement concerning the administration of the RRP. The Company will pay for all costs and expenses of administering the RRP.

      Stock Subject to the RRP. The Company will establish a trust ("Trust") and will contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as the Board may determine, in its discretion. No contributions by participants will be permitted. A trustee ("Trustee"), to be appointed by the Company, will invest the assets of the Trust in shares of Common Stock and in such investments including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in the proportions determined by the Committee. However, the Trustee will not be authorized to purchase more than 17,550 shares of Common Stock for the RRP.
 As of April 30, 1999 the aggregate fair market value of the Common Stock to be purchased for the RRP was $151,369, based on the closing sales price per share of $8.625 on the OTC Electronic Bulletin Board on such date. It is currently anticipated that the Trustee will purchase shares of Common Stock on the open market, but it may also purchase shares of Common Stock from the Company or in private transactions.

      Eligibility. Any employee of the Company or the Bank can be selected by the Committee to participate in the RRP. Each of these individuals will be known as an "Eligible Individual." As of April 30, 1999, there were approximately 10 employees anticipated to be Eligible Individuals. Members of the Boards of Directors of the Company and the Bank are also eligible to participate in the RRP. Each of these individuals will be known as an "Eligible Directors." As of April 30, 1999 there were eight Eligible Directors.

      Awards to Outside Directors. On the RRP Effective Date, each Eligible Director will receive an Award of 658 shares. Thereafter, Awards to Eligible Directors will be made at the time, in the amount and under the terms conditions determined by the Board of Directors. As a general rule, these Awards will vest in annual 20% installments over a five year period, subject to accelerated vesting upon certain circumstances, as described below.

      Awards to Officers and Employees. On the RRP Effective Date, the President and Chief Executive Officer will receive an Award of 4,387 shares and the Executive Vice President and Chief Financial Officer will receive an Award of 2,632 shares. Unless otherwise specified by the Committee in the Award notice, these shares will vest in 20% installments over a five year period subject to accelerated vesting under certain circumstances, as described below. After the RRP Effective Date, the Committee may, in its discretion, grant Awards of restricted stock to other Eligible Individuals. The Committee will determine at the time of the grant, the number of shares of Common Stock that will be subject to the Award and the vesting schedule applicable to the Award. At the time the Award is granted, the Committee may, in its discretion, establish other terms and conditions applicable to the Award.

      Terms and Conditions of Awards. Stock subject to Awards will be held in the Trust, pursuant to the terms of the RRP, until the Awards become vested. An individual who has been granted an Award will be entitled to exercise voting rights with respect to the shares covered by the Award, regardless of whether the Award has vested. In addition, the Award holder will be eligible to receive any cash dividends declared and paid with respect to the shares covered by the Award regardless of whether the Award has vested. The Committee will exercise the voting rights with respect to the shares of Common Stock held in the Trust that have not been allocated to participants under the RRP. The Committee will direct the Trustee to exercise these voting rights in a manner that best reflects the voting directions given by the RRP participants for their Awards. Each Award holder will also be entitled to direct the manner of response to any tender offer, exchange offer or other offer made to shareholders with respect to the shares of Common Stock covered by the Award regardless of whether the Award has vested. If the Award holder does not give any directions in response to such offer, the shares will not be tendered or exchanged. The Committee will direct the Trustee to respond to any tender offer, exchange offer or other offer in a manner that best reflects the directions given by the participants in the RRP.

      The shares covered by an Award will become vested in accordance with the terms of the Award. As soon as practicable following the vesting of an Award, the Trustee will transfer the shares covered by the Award to the Award holder. As a general rule, shares covered by an Award granted to either an Eligible Individual or an Eligible Director under the RRP will vest at the rate of 20% per year on each anniversary of the date of grant.
 The RRP does, however, provide that shares covered by the Award will become 100% vested on the date of the recipient's death or disability (as disability is defined in the RRP). If an Award holder terminates employment or ceases to be a director for reasons other than death or disability, the individual will forfeit his rights to the unvested shares that were held for him in the Trust. Individuals may designate a beneficiary to receive distributions from the RRP in the event of the Award holder's death.

      Mergers and Reorganizations. The number of shares available under the RRP and Awards granted under the RRP will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, the Trustee will hold any money, stock, securities or other property so received in the trust fund so that the Awards will then be adjusted by allocating such money, stock, securities or other property to the Eligible Director or Eligible Individual.

Regulatory Restrictions

      The RRP shall be construed to comply with the applicable OTS Regulations. The OTS has not approved or endorsed the RRP. No representation to the contrary shall be made.

      Article X of the RRP provides for accelerated vesting of outstanding Awards in the event of a termination of service constituting Retirement (as defined in the RRP) after December 18, 1999. Article X also provides that after December 18,1999, the Compensation Committee may, in its discretion, establish a different vesting schedule than presently provided in the RRP. The provisions of Article X will not be applicable, and will be of no force or effect, unless and until the shareholders of the Company have approved such provisions by an affirmative vote of the holders of the majority of the shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after December 18, 1999.

Termination or Amendment of the RRP

      The Board may suspend or terminate the RRP in whole or in part at any time by giving written notice of such suspension or termination to the Committee, but the RRP may not be terminated while there are outstanding Awards that may become vested. Upon the termination of the RRP, the Trustee shall make distributions from the Trust in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust, if any, to the Company.

Federal Income Tax Consequences

      A summary of the federal tax laws, regulations and policies affecting the Company and recipients of Awards that may be granted under the RRP is provided below. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the summary provided below.

      A restricted stock award granted under the RRP does not result in federal income tax consequences to either the Company or the Award holder. Upon the vesting of the Award and the distribution of the vested shares, the Award holder will generally be required to include in ordinary income, for the taxable year in which the vesting date occur, an amount equal to the fair market value of the shares on the vesting date, and the Company will generally be allowed to claim a deduction, for compensation expense, for the same amount. To the extent that dividends are paid with respect to unvested shares held under the RRP and distributed to the Award holder, such dividend amounts will likewise be includible in the ordinary income of the recipient and allowable as a deduction, for compensation expense, to the Company.
Section 162(m) of the Code limits the Company's deductions of compensation in excess of $1,000,000 per year for the chief executive officer and the other executives named in its proxy statement. No executive of the Company currently receives compensation subject to this limitation. Compensation amounts resulting from the award and vesting of shares will be subject to this deduction limitation, if such amount when added to other includible compensation exceeds $1,000,000. Dividends declared and paid with respect to vested shares, as well as any gain or loss realized upon an Award holder's disposition of the shares, will be treated as dividend income and capital gain or loss, respectively, in the same manner as for other shareholders.

      The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Awards that may be granted under the RRP. State and local tax consequences may also be significant.

The Board of Directors unanimously recommends that stockholders vote "FOR" approval of the RFS Bancorp, Inc. 1999 Recognition and Retention Plan.

                              NEW PLAN BENEFITS
                        RFS BANCORP, INC. STOCK PLANS

      The following table discloses the benefits that will be received by Eligible Directors and may be received by Eligible Individuals under the Option Plan and RRP, subject to the approval of Proposals 1 and 2 by the shareholders. In addition to the benefits discussed below, 3,950 Options and 1,578 Award Shares have been reserved by the Company for future grant.

                                           Option Plan(1)(2)          RRP(3)(4)
                                         --------------------    -------------------
        Name/Position                       #      $ Value         #       $ Value
        -------------                       -      -------         -       -------

James J. McCarthy, President &           10,969       --         4,388      37,847
 Chief Executive Officer

Anthony J. Patti, Executive Vice          6,581       --         2,633      22,710
 President & Chief Financial Officer

Non-Executive Director Group             13,160       --         5,264      45,402

Non-Executive Employee Group              7,022       --         2,809      24,228

<F1>  As of April 30, 1999 no grants have been made under the Option Plan.
      It is not determinable at this time what benefits, if any, each of the persons or groups listed above will receive under such Plan. The numbers in the table reflect the Committee's intentions of grants to be made upon the Option Plan Effective Date. On the first anniversary of the date the Company's stockholders approve the Option Plan and on each anniversary of the four consecutive calendar years occurring thereafter, 20% of the shares subject to each Option will become exercisable.
<F2>  On the Option Plan Effective Date, each Eligible Director will receive a NQSO Option to purchase 1,645 shares with an exercise price equal to the fair market value of a share of Common Stock on the Option Plan Effective Date. Such Options will expire on the earliest of the Eligible Director's removal for cause or on the tenth anniversary of the date of the grant.
<F3>  As of April 30, 1999 no grants have been made under the RRP.  It is not determinable at this time what benefits, if any, each of the persons or groups listed above will receive under such Plan. The numbers in the table reflect the Committee's intentions of grants to be made upon the RRP Effective Date. On the first anniversary of the date the Company's stockholders approve the RRP and on anniversary of the four consecutive calendar years occurring thereafter, 20% of the shares covered by each Award will become vested and distributed to the Award holder.
<F4>  On the RRP Effective Date, each Eligible Director will receive an
      Award of 658 shares. The dollar value is based on a price per share of $8.625, the closing sale price for a share of Common Stock as reported on the OTC Electronic Bulletin Board on April 30, 1999. The actual value of the benefits under this Plan will depend on the fair market value of a share on the RRP Effective Date, which is indeterminable at this time.

      _________________________________________________________________

                                 Proposal 3

        Authorization of the Board of Directors, in its discretion, to direct the vote of the proxies upon such other matters incident to the conduct of the Special Meeting as may properly come before the Special Meeting, and at any adjournment or postponement of the Special Meeting
      _________________________________________________________________

      The Bylaws of the Company require that the Company transact no business and take no corporate action at a special meeting other than that stated in the Notice of Meeting. The Board of Directors is not aware of any other business that may properly come before the Special Meeting. The Board seeks the authorization of the stockholders, in the event matters incident to the conduct of the Special Meeting properly come before the meeting, including, but not limited to, the consideration of whether to adjourn the Special Meeting once called to order, to direct the manner in which those shares represented at the Special Meeting by proxies solicited pursuant to this Proxy Statement shall be voted with respect to such matters. As to all such matters, the Board intends that it would direct the voting of such shares in the manner the Board determines, in its discretion, and in the exercise of its duties and responsibilities, to be in the best interests of the Company and its stockholders, taken as a whole.

      The Board of Directors unanimously recommends that stockholders vote "FOR" authorization of the Board of Directors of RFS Bancorp, Inc., in its discretion, to direct the vote of the proxies upon such other matters incident to the conduct of the Special Meeting as may properly come before the Special Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Special Meeting.

                           ADDITIONAL INFORMATION

Information About Stockholder Proposals

      If you wish to submit proposals to be included in our 1999 proxy statement for the 1999 Annual Meeting of Stockholders, we must receive them by August 15, 1999, pursuant to the proxy soliciting regulations of the SEC. SEC rules contain standards as to what stockholder proposals are required to be in the proxy statement. Any such proposal will be subject to 17 C.F.R. [Section Sign]240.14a-8 of the rules and regulations promulgated by the SEC.

      In addition, under the Company's Bylaws, if you wish to nominate a director or bring other business before an annual meeting:

* You must be a stockholder of record and have given timely notice in writing to the Secretary of the Company.
*     Your notice must contain specific information required in our Bylaws.

                                       By Order of the Board of Directors,



                                       Ernest F. Becker
                                       Secretary

Revere, Massachusetts


May 26, 1999


To assure that your shares are represented at the Special Meeting, please complete, sign, date and promptly return the accompanying proxy card in the postagepaid envelope provided.


RFS BANCORP, INC.

                           1999 STOCK OPTION PLAN


                       ______________________________


                           Adopted March 17, 1999
                        Effective as of June 29, 1999


                              TABLE OF CONTENTS
                              -----------------
                                                                         Page
                                                                         ----

                                  ARTICLE I
                                  ---------

                                   PURPOSE
                                   -------

Section 1.1      General Purpose of the Plan                              1

                                 ARTICLE II
                                 ----------

                                 DEFINITIONS
                                 -----------

Section 2.1      Beneficiary                                              1
Section 2.2      Board                                                    1
Section 2.3      Code                                                     1
Section 2.4      Committee                                                1
Section 2.5      Company                                                  1
Section 2.6      Disability                                               1
Section 2.7      Disinterested Board Member                             1-2
Section 2.8      Effective Date                                           2
Section 2.9      Eligible Director.                                       2
Section 2.10     Eligible Individual                                      2
Section 2.11     Exchange Act                                             2
Section 2.12     Exercise Price                                           2
Section 2.13     Fair Market Value                                        2
Section 2.14     Incentive Stock Option                                   2
Section 2.15     Non-Qualified Stock Option                               3
Section 2.16     Option                                                   3
Section 2.17     Option Period                                            3
Section 2.18     OTS Regulations                                          3
Section 2.19     Person                                                   3
Section 2.20     Plan                                                     3
Section 2.21     Retirement                                               3
Section 2.22     Service                                                  3
Section 2.23     Share                                                    3
Section 2.24     Termination for Cause                                    3

                                 ARTICLE III
                                 -----------

                               ADMINISTRATION
                               --------------

Section 3.1      Committee                                                4
Section 3.2      Committee Action                                         4
Section 3.3      Committee Responsibilities                             4-5

                                 ARTICLE IV
                                 ----------

                                STOCK OPTIONS
                                -------------

Section 4.1      Available Shares                                         5
Section 4.2      Grants to Eligible Individuals                         5-7
Section 4.3      Grants to Eligible Directors                             7
Section 4.4      Designation of Beneficiary                               8
Section 4.5      Method of Exercise                                     8-9
Section 4.6      Provisions Applicable to All Options                  9-10
Section 4.7      Additional Provisions Relating to Incentive
                 Stock Options                                        10-11
Section 4.8      Required Regulatory Provisions                          11

                                  ARTICLE V
                                  ---------

                          AMENDMENT AND TERMINATION
                          -------------------------

Section 5.1      Termination                                          11-12
Section 5.2      Amendment                                               12
Section 5.3      Adjustments in the Event of a Business
                  Reorganization                                         12

                                 ARTICLE VI
                                 ----------

                                MISCELLANEOUS
                                -------------

Section 6.1      Status as an Employee Benefit Plan                      13
Section 6.2      No Right to Continued Employment                        13
Section 6.3      Construction of Language                                13
Section 6.4      Governing Law                                           13
Section 6.5      Headings                                                13
Section 6.6      Non-Alienation of Benefits                              14
Section 6.7      Taxes                                                   14
Section 6.8      Approval of Shareholders                                14
Section 6.9      Notices                                                 14

                                 ARTICLE VII
                                 -----------

        ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL
        -------------------------------------------------------------

Section 7.1      Accelerated Vesting Upon Retirement                     15
Section 7.2      Discretion to Establish Vesting Schedules               15
Section 7.3      Adjustments for Extraordinary Dividends                 15
Section 7.4      No Effect Prior to Shareholder Approval              15-16

                              RFS BANCORP, INC.
                              -----------------

                           1999 STOCK OPTION PLAN
                           ----------------------

                                  ARTICLE I
                                  ---------

                                   PURPOSE
                                   -------

      Section 1.1      General Purpose of the Plan.
                       ----------------------------

      The purpose of the Plan is to promote the growth and profitability of the Company, to provide eligible directors and certain key executive officers of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company.

                                 ARTICLE II
                                 ----------

                                 DEFINITIONS
                                 -----------

      The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

      Section 2.1 Beneficiary means the person designated by an Eligible Director or Eligible Individual pursuant to section 4.4 to succeed to his rights with respect to outstanding Options, in the event such Eligible Director or Eligible Individual dies prior to exercising all Options outstanding to him.

      Section 2.2      Board means the Board of Directors of the Company.

      Section 2.3 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

      Section 2.4      Committee means the Committee described in section
3.1.

      Section 2.5 Company means RFS Bancorp, Inc., a federally chartered stock holding company, and any successor thereto.

      Section 2.6 Disability means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

      Section 2.7 Disinterested Board Member means a member of the Board who (a) is not a current employee of the Company or a subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director, and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to
Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code or Rule 16b-3 promulgated under the Exchange Act.

      Section 2.8 Effective Date means the date on which the shareholders of the Company approve the Plan as contemplated by section 6.8.

      Section 2.9 Eligible Director means a member of the Board who is not also an employee or an officer of the Company (or any parent, subsidiary or affiliate thereof).

      Section 2.10 Eligible Individual means any officer whom the Committee determines to be a key officer of the Company (or any parent, subsidiary or affiliate thereof) and selects to receive an Option under the Plan.

      Section 2.11 Exchange Act means the Securities Exchange Act of 1934, as amended (including the corresponding provisions of any succeeding law).

      Section 2.12 Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 4.2 with regard to Options granted to Eligible Individuals and section 4.3 with regard to Options granted to Eligible Directors.

      Section 2.13 Fair Market Value means, with respect to a Share on a specified date:

      (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

      (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

      (c) if sections 2.14(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

      Section 2.14 Incentive Stock Option means a right to purchase Shares that (a) is granted to an Eligible Individual; (b) is designated by the Committee to be an Incentive Stock Option; and (c) satisfies the requirements of section 422 of the Code.

      Section 2.15 Non-Qualified Stock Option means a right to purchase Shares that (a) is granted to an Eligible Director; (b) is granted to an Eligible Individual and is not designated by the Committee to be an Incentive Stock Option; or (c) is granted to an Eligible Individual and does not satisfy the requirements of section 422 of the Code.

      Section 2.16 Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

      Section 2.17 Option Period means the period during which an Option may be exercised, determined in accordance with section 4.2 with regard to Options granted to Eligible Individuals and section 4.3 with regard to Options granted to Eligible Directors.

      Section 2.18 OTS Regulations means the regulations issued by the Office of Thrift Supervision and applicable to the Plan or the Company (or any parent, subsidiary or affiliate thereof).

      Section 2.19 Person means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

      Section 2.20 Plan means the RFS Bancorp, Inc. 1999 Stock Option Plan, as amended from time to time.

      Section 2.21 Retirement means in the case of an Eligible Individual, termination of Service at the normal retirement date set forth in the tax-qualified defined benefit plan of the Company, and in the case of an Eligible Director, termination of Service following the attainment of the latest age at which the Eligible Director is permitted to serve as a director under the Company's by-laws.

      Section 2.22 Service means service for the Company (or any parent, subsidiary or affiliate thereof) as an employee in any capacity, service as a director or emeritus director or advisory director or, with respect to any individual who is contractually bound by restrictive covenants against competition or solicitation which operate to benefit the Company (or any parent, subsidiary or affiliate thereof), performance under such covenants. An Eligible Individual or Eligible Director who is on a leave of absence approved by the Committee shall be deemed to be in Service during such leave, but only if and when he or she returns to active Service immediately following such approved leave or in the event such individual dies or incurs a Disability during such leave.

      Section 2.23 Share means a share of common stock, par value $.01 per share, of the Company.

      Section 2.24 Termination for Cause means termination of employment for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, in each case as measured against standards generally prevailing at the relevant time in the savings and community banking industry; provided, however, that such individual shall not be deemed to have been discharged for cause unless and until he shall have received a written notice of termination from the Board, which notice of termination shall be given to such individual not later than five (5) business days after the Board adopts, and shall be accompanied by, a resolution duly approved by affirmative vote of a majority of the entire Board at a meeting called and held for such purpose (which meeting shall be held not more than fifteen (15) days after notice to the individual of the meeting), at which meeting there shall be a reasonable opportunity for the individual to make oral and written presentations to the members of the Board, on his own behalf, or through a representative, who may be his legal counsel, to refute the grounds for the proposed determination) finding that in the good faith opinion of the Board grounds exist for discharging the individual for cause.

                                 ARTICLE III
                                 -----------

                               ADMINISTRATION
                               --------------

      Section 3.1      Committee.
                       ----------

      The Plan shall be administered by a Committee consisting of the members of the Compensation Committee of the Company who are Disinterested Board Members. If fewer than two members of the Compensation Committee of the Company are Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

      Section 3.2      Committee Action.
                       -----------------

      The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

      Section 3.3      Committee Responsibilities.
                       ---------------------------

      Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

      (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

      (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

      (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                 ARTICLE IV
                                 ----------

                                STOCK OPTIONS
                                -------------

      Section 4.1      Available Shares.
                       -----------------

      Subject to section 5.3, the maximum aggregate number of Shares with respect to which Options may be granted pursuant to the Plan shall be Shares at any time shall be equal to the excess of: (a) 43,875 Shares less
(b) the sum of: (i) the number of Shares with respect to which previously granted Options may then or may in the future be exercised plus (ii) the number of Shares with respect to which previously granted Options have been exercised. For purposes of this section 4.1, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of related Shares.

      Section 4.2      Grants to Eligible Individuals.
                       -------------------------------

      (a) Subject to section 4.8 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted Options shall be determined by the Committee, in its discretion. Subject to Section 4.8, in no event shall any single Eligible Individual be granted Options over the duration of the Plan representing in the aggregate the right to purchase more than 43,875 Shares.

      (b) The price per Share at which an Option granted to an Eligible Individual may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

      (c) Subject to sections 4.8 and 4.2(d), the Option Period during which an Option granted to an Eligible Individual may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of:

            (i) the close of business on the last day of the three-month period commencing on the date of the Eligible Individual's termination of Service, other than on account of death or Disability, Retirement or a Termination for Cause;

            (ii) the close of business on the last day of the one-year period commencing on the date of the Eligible Individual's termination of Service due to death, Disability or Retirement;

            (iii) the date and time when the Eligible Individual ceases to be an employee of the Company (and all parents, subsidiaries and affiliates thereof) due to a Termination for Cause; and

            (iv) the last day of the ten-year period commencing on the date on which the Option was granted.

      (d) Each Option granted to an Eligible Individual on the Effective Date shall become exercisble as follows:

            (i) on and after the first anniversary, but prior to the second anniversary, of the Effective Date, the Option shall be exercisable as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted;

            (ii) on and after the second anniversary, but prior to the third anniversary, of the Effective Date, the Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted, including in such forty percent (40%) any optioned Shares purchased prior to such first anniversary;

            (iii) on and after the third anniversary, but prior to the fourth anniversary, of the Effective Date, the Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, including in such sixty percent (60%) any optioned Shares purchased prior to such second anniversary;

            (iv) on and after the fourth anniversary, but prior to the fifth anniversary, of the date Effective Date, the Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, including in such eighty percent (80%) any optioned Shares purchased prior to such third anniversary;

            (v) on and after the fifth anniversary of the Effective Date, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased.

Options granted after the Effective Date shall become exercisable in accordance with a vesting schedule established by the Committee at the time of grant that is consistent with section 563b.3(g) of the OTS Regulations. To the extent that any Option shall not have become exercisable prior to the date on which the Option holder terminates Service with the Company (and its parents, subsidiaries and affiliates), such Option shall not thereafter become exercisable; provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability while in Service.

      Section 4.3      Grants to Eligible Directors.
                       -----------------------------

      (a) On the Effective Date, each Person who is then an Eligible Director shall be granted an Option to purchase 1,645 Shares. Thereafter and subject to Section 4.8, Eligible Directors shall be granted Options at the times and in the amounts determined by the Board.

      (b) The price per Share at which an Option granted to an Eligible Director under this section 4.3 may be exercised shall be the Fair Market Value of a Share on the date on which the Option is granted.

      (c) Subject to section 4.3(d), the Option Period during which an Option granted to an Eligible Director under this section 4.3 may be exercised shall commence on the date the Option is granted and shall expire on the earlier of:

            (i) removal for cause in accordance with the Company's bylaws; or

            (ii) the last day of the ten-year period commencing on the date on which the Option was granted.

      (d) Each Option granted to an Eligible Director on the Effective Date shall become exercisble as follows:

            (i) on and after the first anniversary, but prior to the second anniversary, of the Effective Date, the Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted;

            (ii) on and after the second anniversary, but prior to the third anniversary, of the Effective Date, the Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted including in such forty percent (40%) any optioned Shares purchased prior to such second anniversary;

            (iii) on and after the third anniversary, but prior to the fourth anniversary, of the Effective Date, the Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, including in such sixty percent (60%) any optioned Shares purchased prior to such third anniversary;

            (iv) on and after the fourth anniversary, but prior to the fifth anniversary, of the Effective Date, the Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, including in such eighty percent (80%) any optioned Shares purchased prior to such fourth anniversary; and

            (v) on and after the fifth anniversary of the date on which the Option is granted and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased.

Options granted after the Effective Date shall become exercisable in accordance with a vesting schedule established by the Board at the time of grant that is consistent with section 563b.3(g) of the OTS Regulations. To the extent that any Option shall not have become exercisable prior to the date on which the Option holder terminates Service with the Company (and its parents, subsidiaries and affiliates), such Option shall not thereafter become exercisable; provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability while in Service.

      Section 4.4      Designation of Beneficiary.
                       ---------------------------

      An Eligible Director or Eligible Individual who has received an Option may designate a Beneficiary to receive any Options that are outstanding to the Eligible Director or Eligible Individual on the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Director or Eligible Individual dies prior to the Eligible Director or Eligible Individual, or in the event that no Beneficiary has been designated, any Options that are outstanding to the Eligible Director or Eligible Individual on the date of his death shall be paid to the executor or administrator of the Eligible Director's or Eligible Individual's estate or other fiduciary appointed or authorized by a court of competent jurisdiction to collect this asset. If no court proceeding to initiate the administration or settlement of the estate has been brought within one year after the death of the Eligible Individual or Eligible Director and if no such executor or administrator or other person is appointed within such time as the Committee, in its sole discretion, shall deem reasonable (but in no event earlier than one year after such death), any such outstanding Options of such deceased person shall be paid to one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

      Section 4.5      Method of Exercise.
                       -------------------

      (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased shall be 100, or, if less, the total number of Shares relating to the Option that are then available for purchase. An Option holder shall exercise an Option to purchase Shares by:

            (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

            (ii) delivering to the Committee full payment, consistent with section 4.5(b), for the Shares as to which the Option is to be exercised; and

            (iii) satisfying such other conditions as may be prescribed in the Option agreement.

      (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned beneficially by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; (ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof; provided, however, that an election under section 4.5(b)(i),(ii) or (iii) shall be subject to the conditions and limitations of Rule 16b-3 promulgated under the Exchange Act. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

      (c) When the requirements of section 4.5(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 5.3.

      Section 4.6      Provisions Applicable to All Options.
                       -------------------------------------

      (a) Any Option granted under the Plan shall be evidenced by a written agreement which shall:

            (i) designate the Option as either an Incentive Stock Option or a Non-Qualified Stock Option;

            (ii)   specify the number of Shares covered by the Option;

            (iii) specify the Exercise Price for the Shares subject to the Option;

            (iv)   specify the Option Period;

            (v) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

            (vi) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

      (b) An Option by its terms shall not be transferable by the Option holder other than by will or by the laws of descent and distribution, and shall be exercisable, during the lifetime of the Option holder, only by the Option holder; provided, however, that notwithstanding any provisions of this Plan to the contrary, and if permitted by the Committee, an option which is not an Incentive Stock Option may be transferred by, and only by, the person to whom the Option was originally granted to (i) one or more of his spouse, children and grandchildren, or
(ii) one or more trusts for the benefit of himself and/or one or more of the foregoing individuals. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein.

      (c) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or
(ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

      Section 4.7      Additional Provisions Relating to Incentive Stock
                       --------------------------------------------------
                       Options.
                       --------

      In addition to other limitations imposed under the Plan, an Option designated by the Committee to be an Incentive Stock Option shall be subject to the following additional provisions:

      (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Individual which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option.

      (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Individual who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market
Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option.

      (c) If an Option intended to be an Incentive Stock Option is not exercised within the three-month period commencing on the date of the Eligible Individual's termination of employment with the Company (and all parents, subsidiaries and affiliates thereof) for reasons other than death or Disability, such Option shall thereafter be deemed to be a Non-Qualified Stock Option, with the same terms as the original Option which was intended to be an Incentive Stock Option.

      Section 4.8      Required Regulatory Provisions.
                       -------------------------------

      Notwithstanding anything contained herein to the contrary:

      (a) No Option shall be granted under the Plan prior to the date on which the Plan is approved by the requisite vote of holders of Shares as contemplated by Section 6.8.

      (b) No Eligible Individual may be granted Options to purchase more than 10,968 Shares or 25% of the number of Shares available under the Plan, as may be adjusted pursuant to Section 5.3.

      (c) The aggregate number of Shares that may be purchased by Eligible Directors pursuant to Options granted hereunder shall not exceed 13,160 or 30% of the number of Shares available under the Plan, as may be adjusted pursuant to Section 5.3. No Eligible Director may be granted Options to purchase more than 2,194 Shares or 5% of the number of Shares available under the Plan, as may be adjusted pursuant to Section 5.3.

      (d) The Option Period of any Option granted hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, at which time, the original Option Period shall be reinstated without any adjustment for the intervening suspended period.

      (e) No Option granted hereunder, whether or not previously vested, shall be exercised after the time and date at which the Option holder's employment with the Company (and its parents, subsidiaries and affiliates) is terminated in a Termination for Cause.

                                  ARTICLE V
                                  ---------

                          AMENDMENT AND TERMINATION
                          -------------------------

      Section 5.1      Termination.
                       ------------

      The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

      Section 5.2      Amendment.
                       ----------

      The Board may amend or revise the Plan in whole or in part at any time; provided, however, that any amendment or revision shall be subject to approval by the shareholders of the Company to the extent required under Code Section 162(m) or Code Section 422; and provided, further, that no amendment shall be made unless it is consistent with section 563b.3(g) of the OTS Regulations.

      Section 5.3      Adjustments in the Event of a Business
                       ---------------------------------------
                       Reorganization.
                       ---------------

      (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available pursuant to section 4.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

      (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding (whether or not exercisable) may be canceled as of the effective date of such merger, consolidation or business reorganization by the Committee upon 30 days' written notice to the Option holder; provided, however, that on or as soon as practicable following the date of cancellation, each Option holder shall receive a monetary payment in such amount, or other property of such kind and value, as the Committee determines in good faith to be equivalent in value to the Options that have been canceled.

      (c) In the event that the Company shall declare and pay any dividend with respect to Shares (other than a dividend payable in Shares) which results in a nontaxable return of capital to the holders of Shares for federal income tax purposes or otherwise than by dividend makes distribution of property to the holders of its Shares, then the Company may, with the prior written approval of or prior written notice of non-objection from the Office of Thrift Supervision, adjust the Exercise Price of each outstanding Option in such uniform and nondiscriminatory manner as the Committee, in its discretion, may determine to be necessary to equitably reflect the effect of such dividend or other distribution on the market prices at which Shares may be bought and sold on the open market.

                                 ARTICLE VI
                                 ----------

                                MISCELLANEOUS
                                -------------

      Section 6.1      Status as an Employee Benefit Plan.
                       -----------------------------------

      This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

      Section 6.2      No Right to Continued Employment.
                       ---------------------------------

      Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Individual any right to a continuation of employment by the Company or upon any Eligible Director any right to a continuation of his position as a director of the Company. The Company reserves the right to dismiss any Eligible Individual or remove any Eligible Director or otherwise deal with any Eligible Individual or Eligible Director to the same extent that it could if the Plan had not been adopted.

      Section 6.3      Construction of Language.
                       -------------------------

      Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

      Section 6.4      Governing Law.
                       --------------

      The Plan shall be construed, administered and enforced according to the federal laws of the United States of America and, in the absence of controlling federal law, according to the internal laws of the Commonwealth of Massachusetts applicable to contracts entered into between citizens and residents of the Commonwealth of Massachusetts to be performed wholly within the borders of such State. The Plan shall be construed to comply with applicable OTS Regulations.

      Section 6.5      Headings.
                       ---------

      The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

      Section 6.6      Non-Alienation of Benefits.
                       ---------------------------

      The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

      Section 6.7      Taxes.
                       ------

      The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

      Section 6.8      Approval of Shareholders.
                       -------------------------

      The Plan and all Options granted hereunder shall be conditioned on the approval of the Plan by the majority of the votes eligible to be cast by holders (other than Revere, MHC) of Shares of the Company at a lawful meeting of shareholders. No Option under the Plan shall be granted, nor shall any such Option be exercised or any Shares issued or purchased, prior to such approval.

      Section 6.9      Notices.
                       --------

      Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

      (a)      If to the Committee:

               RFS Bancorp, Inc.
               c/o Revere Federal Savings Bank
               310 Broadway
               Revere, Massachusetts 02151

               Attention:  Stock Option Committee
                           ----------------------

      (b) If to an Option holder, to the Option holder's address as shown in the Company's personnel records.

                                 ARTICLE VII
                                 -----------

        ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL
        -------------------------------------------------------------

      Section 7.1      Accelerated Vesting Upon Retirement.
                       ------------------------------------

      Notwithstanding anything in the Plan to the contrary, but subject to section 7.4, in the event that any Option holder terminates Service and such termination constitutes a Retirement, all Options outstanding to such holder on the date of his Retirement shall, to the extent not already exercisable, become exercisable upon Retirement.

      Section 7.2      Discretion to Establish Vesting Schedules.
                       ------------------------------------------

      Notwithstanding anything in the Plan to the contrary, but subject to section 7.4, after December 18, 1999, section 4.2(d) and section 4.3(d) shall apply in determining the exercisability of Options granted to Eligible Individuals and Eligible directors, respectively,only if no different vesting schedule is established by the Committee, or the Board in the case of Eligible Directors, and specified in the agreement evidencing an outstanding Option.

      Section 7.3      Adjustments for Extraordinary Dividends.
                       ----------------------------------------

      Notwithstanding anything in the Plan to the contrary, but subject to section 7.4, in the event that the Company shall, after December 12, 1999, declare and pay any dividend with respect to Shares (other than a dividend payable in Shares) which results in a nontaxable return of capital to the holders of Shares for federal income tax purposes or otherwise than by dividend makes distribution of property to the holders of its Shares, the Company shall, in the discretion of the Committee, either:

      (a) make an equivalent payment to each person holding an outstanding Option as of the record date for such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per optioned Share as the dividend or other distribution paid with respect to outstanding Shares; provided, however, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in the Committee's discretion, may make such payment in a cash amount per optioned Share equal in fair market value to the fair market value of the non-cash dividend or distribution; or

      (b) adjust the Exercise Price of each outstanding Option in such manner as the Committee may determine to be appropriate to equitably reflect the payment of the dividend: or

      (c) take the action described in section 7.3(a) with respect to certain outstanding Options and the action described in section 7.3(b) with respect to the remaining outstanding Options.

      Section 7.4      No Effect Prior to Shareholder Approval.
                       ----------------------------------------

      Notwithstanding anything contained in this Article VII to the contrary, the provisions of this Article VII shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares (other than Revere, MHC) represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after December 18, 1999.


                              RFS BANCORP, INC.
                     1999 RECOGNITION AND RETENTION PLAN


                       ______________________________


                           Adopted March 17, 1999
                        Effective as of June 29, 1999

                              TABLE OF CONTENTS
                              -----------------

                                                                       Page
                                                                       ----

                                  ARTICLE I
                                  ---------

                                   PURPOSE
                                   -------

Section 1.1     General Purpose of the Plan                              1

                                 ARTICLE II
                                 ----------

                                 DEFINITIONS
                                 -----------

Section 2.1     Award                                                    1
Section 2.2     Award Date                                               1
Section 2.3     Bank                                                     1
Section 2.4     Beneficiary                                              1
Section 2.5     Board                                                    1
Section 2.6     Change in Control                                        1
Section 2.7     Code                                                     1
Section 2.8     Committee                                                1
Section 2.9     Company                                                  1
Section 2.10    Disability                                              2
Section 2.11    Disinterested Board Member                              2
Section 2.12    Effective Date                                          2
Section 2.13    Eligible Director                                       2
Section 2.14    Eligible Individual                                     2
Section 2.15    Exchange Act                                            2
Section 2.16    OTS Regulations                                         2
Section 2.17    Person                                                  2
Section 2.18    Plan                                                  2-3
Section 2.19    Service                                                 3
Section 2.20    Share                                                   3
Section 2.21    Trust                                                   3
Section 2.22    Trust Agreement                                         3
Section 2.23    Trust Fund                                              3
Section 2.24    Trustee                                                 3

                                 ARTICLE III
                                 -----------

                         SHARES AVAILABLE UNDER PLAN
                         ---------------------------

Section 3.1     Shares Available Under Plan                              3

                                 ARTICLE IV
                                 ----------

                               ADMINISTRATION
                               --------------

Section 4.1     Committee                                                4
Section 4.2     Committee Action                                         4
Section 4.3     Committee Responsibilities                               4

                                  ARTICLE V
                                  ---------

                               THE TRUST FUND
                               --------------

Section 5.1     Contributions                                            5
Section 5.2     The Trust Fund                                           5
Section 5.3     Investments                                              5

                                 ARTICLE VI
                                 ----------
                                   AWARDS
                                   ------

Section 6.1     To Eligible Directors                                    5
Section 6.2     To Eligible Individuals                                  5
Section 6.3     Awards in General                                        6
Section 6.4     Share Allocations                                        6
Section 6.5     Dividend Rights                                          6
Section 6.6     Voting Rights                                            6
Section 6.7     Tender Offers                                            7

                                 ARTICLE VII
                                 -----------

                     VESTING AND DISTRIBUTION OF SHARES
                     ----------------------------------

Section 7.1     Vesting of Shares Granted to Eligible Directors          8
Section 7.2     Vesting of Shares Granted to Eligible Individuals        8
Section 7.3     Designation of Beneficiary                               8
Section 7.4     Manner of Distribution                                   8

                                ARTICLE VIII
                                ------------

                          AMENDMENT AND TERMINATION
                          -------------------------

Section 8.1     Termination                                              9
Section 8.2     Amendment                                                9
Section 8.3     Adjustments in the Event of a Business
                Reorganization                                       9-10

                                 ARTICLE IX
                                 ----------

                                MISCELLANEOUS
                                -------------

Section 9.1     Status as an Employee Benefit Plan                      10
Section 9.2     No Right to Continued Employment                        10
Section 9.3     Construction of Language                                10
Section 9.4     Governing Law                                           10
Section 9.5     Headings                                             11-12
Section 9.6     Non-Alienation of Benefits                           11-12
Section 9.7     Taxes                                                11-12
Section 9.8     Approval of Shareholders                             11-12
Section 9.9     Notices                                              11-12

                                  ARTICLE X
                                  ---------

        ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL
        -------------------------------------------------------------

Section 10.1    Accelerated Vesting Upon Retirement                    12
Section 10.2    Discretion to Establish Vesting Schedules              12
Section 10.3    No Effect Prior to Shareholder Approval                12


                              RFS BANCORP, INC.
                              -----------------

                     1999 RECOGNITION AND RETENTION PLAN
                     -----------------------------------


                                  ARTICLE I
                                  ---------

                                   PURPOSE
                                   -------

            Section 1.1      General Purpose of the Plan.
                             ----------------------------

            The purpose of the Plan is to promote the growth and profitability of the Company and to provide eligible directors and certain key officers of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain eligible directors and key officers of outstanding competence and to provide such directors and officers with an equity interest in the Company.


                                 ARTICLE II
                                 ----------

                                 DEFINITIONS
                                 -----------

      The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

      Section 2.1 Award means a grant of Shares to an Eligible Director or Eligible Individual.

      Section 2.2 Award Date means, with respect to a particular Award, the date specified by the Committee in the notice of the Award issued to the Eligible Director or Eligible Individual by the Committee.

      Section 2.3 Beneficiary means the person designated by an Eligible Director or Eligible Individual pursuant to section 7.3 to receive distribution of any Shares available for distribution to such Eligible Director or Eligible Individual, in the event such Eligible Director or Eligible Individual dies prior to receiving distribution of such Shares.

      Section 2.4      Board means the Board of Directors of the Company.

      Section 2.5 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

      Section 2.6      Committee means the Committee described in section
4.1.

      Section 2.7 Company means RFS Bancorp, Inc., a federal stock corporation, and any successor thereto.

      Section 2.8 Disability means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

      Section 2.9 Disinterested Board Member means a member of the Board who (a) is not a current employee of the Company or a subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director, and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to
Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code or Rule 16b-3 promulgated under the Exchange Act.

      Section 2.10 Effective Date means the date on which the stockholders of the Company approve the Plan as contemplated by section 9.8.

      Section 2.11 Eligible Director means a member of the Board of Directors of the Company who is not also an employee of the Company (or any parent, subsidiary or affiliate thereof).

      Section 2.12 Eligible Individual means any officer whom the Committee determines to be a key officer of the Company (or any parent, subsidiary or affiliate thereof) and selects to receive an Award under the Plan.

      Section 2.13 Exchange Act means the Securities and Exchange Act of 1934, as amended (including the corresponding provisions of any succeeding law).

      Section 2.14 OTS Regulations means the regulations issued by the Office of Thrift Supervision and applicable to the Plan or the Company (or any parent, subsidiary or affiliate thereof).

      Section 2.15 Person means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

      Section 2.16 Plan means the RFS Bancorp, Inc. 1999 Recognition and Retention Plan, as amended from time to time.

      Section 2.17 Retirement means in the case of an Eligible Individual, termination of Service at the normal retirement date set forth in the tax-qualified defined benefit plan of the Company, and in the case of an Eligible Director, termination of Service following the attainment of the latest age at which the Eligible Director is permitted to serve as a director under the Company's by-laws.

      Section 2.18 Service means service for the Company (or any parent, subsidiary or affiliate thereof) as an employee in any capacity, service as a director or emeritus director or advisory director or, with respect to any individual who is contractually bound by restrictive covenants against competition or solicitation which operate to benefit the Company (or any parent, subsidiary or affiliate thereof), performance under such covenants. An Eligible Individual or Eligible Director who is on a leave of absence approved by the Committee shall be deemed to be in Service during such leave, but only if and when he or she returns to active Service immediately following such approved leave or in the event such individual dies or incurs a Disability during such leave.

      Section 2.19 Share means a share of common stock of RFS Bancorp, Inc., par value $.01 per share.

      Section 2.20 Trust means the legal relationship created by the Trust Agreement pursuant to which the Trustee holds the Trust Fund in trust. The Trust may be referred to as the "Recognition and Retention Plan Trust of RFS Bancorp, Inc."

      Section 2.21 Trust Agreement means the agreement between RFS Bancorp, Inc. and the Trustee therein named or its successor pursuant to which the Trust Fund shall be held in trust.

      Section 2.22 Trust Fund means the corpus (consisting of contributions paid over to the Trustee, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

      Section 2.23 Trustee means the Trustee of the Trust Fund from time to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee or Trustees appointed by RFS Bancorp, Inc.


                                 ARTICLE III
                                 -----------

                         SHARES AVAILABLE UNDER PLAN
                         ---------------------------

      Section 3.1      Shares Available Under Plan.
                       ----------------------------

The maximum number of Shares available for Awards under the Plan shall be 17,550.


                                 ARTICLE IV
                                 ----------

                               ADMINISTRATION
                               --------------

      Section 4.1      Committee.
                       ---------

      The Plan shall be administered by the members of the Compensation Committee of the Board who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

      Section 4.2      Committee Action.
                       -----------------

      The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

      Section 4.3      Committee Responsibilities.
                       ---------------------------

      Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

            (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

            (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

            (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.


                                  ARTICLE V
                                  ---------

                               THE TRUST FUND
                               --------------

      Section 5.1      Contributions.
                       --------------

      The Company shall contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors or Eligible Individuals shall be permitted.

      Section 5.2      The Trust Fund.
                       ---------------

      The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The Trust Agreement shall include provisions conferring powers on the Trustee as to the investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Trustee at any time in office.

      Section 5.3      Investments.
                       ------------

      The Trustee shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Trust Agreement, including savings accounts, time or other interest bearing deposits in, or other interest bearing obligations of, the Company, in such proportions as shall be determined by the Committee; provided, however, that in no event shall the Trust Fund be used to purchase more than 17,550 Shares.
Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Trustee may retain the Trust Fund uninvested or may sell assets of the Trust Fund to provide amounts required for purposes of the Plan.


                                 ARTICLE VI
                                 ----------

                                   AWARDS
                                   ------

      Section 6.1      To Eligible Directors.
                       ----------------------

      On the Effective Date, each Person who is then an Eligible Director shall be granted an Award of 658 Shares. Thereafter, Awards shall be granted to Eligible Directors at the time and in the amount determined by the Board.

      Section 6.2      To Eligible Individuals.
                       ------------------------

      Subject to such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted an Award shall be determined by the Committee in its discretion; provided, however, that the maximum number of Shares that may be subject to Awards granted to an Eligible Individual under the Plan shall not exceed 4,387. No Awards may be granted prior to the Effective Date.

      Section 6.3      Awards in General.
                       ------------------

      Any Award shall be evidenced by a written notice issued by the Committee to the Eligible Director or Eligible Individual, which notice shall:

      (a)  specify the number of Shares covered by the Award;

      (b)  specify the Award Date;

      (c) specify the dates on which such Shares shall become available for distribution to the Eligible Director or Eligible Individual; and

      (d) contain such other terms and conditions not inconsistent with the Plan as the Board may, in its discretion, prescribe.

      Section 6.4      Share Allocations.
                       ------------------

      Upon the grant of an Award to an Eligible Director or Eligible Individual, the Committee shall notify the Trustee of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Trustee shall reflect that such number of Shares are being held for the benefit of the Award recipient.

      Section 6.5      Dividend Rights.
                       ----------------

      Any dividends or distributions declared and paid with respect to Shares shall be held in the Trust Fund. If, as of the record date for such dividend or distribution, the Shares with respect to which it is paid are allocated to an Eligible Director or Eligible Individual in connection with an Award, the Trustee shall promptly pay the dividends or distributions to such Eligible Director or Eligible Individual.

      Section 6.6      Voting Rights.
                       --------------

      (a) Each Eligible Director or Eligible Individual to whom an Award has been made that is not fully vested shall have the right to direct the manner in which all voting rights appurtenant to the Shares related to such Award will be exercised while such Shares are held in the Trust Fund. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person as the Committee shall designate, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Individual, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

      (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Trustee in such manner as the Committee shall direct to reflect the voting directions given by Eligible Director or Eligible Individuals with respect to Shares allocated in connection with their Awards.

      (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Individual, all annual reports, proxy materials and other information furnished by RFS Bancorp, Inc., or by any proxy solicitor, to the holders of Shares.

      Section 6.7      Tender Offers.
                       --------------

      (a) Each Eligible Director or Eligible Individual to whom an Award has been made that is not fully vested shall have the right to direct, with respect to the Shares related to such Award, the manner of response to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person as the Committee shall designate, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Individual, then the Shares shall not be tendered or exchanged.

      (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Trustee in such manner as the Committee shall direct to reflect the responses given by Eligible Director or Eligible Individuals with respect to Shares allocated in connection with their Awards.

      (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Individual, all information furnished by the offeror to the holders of Shares.


                                 ARTICLE VII
                                 -----------

                     VESTING AND DISTRIBUTION OF SHARES
                     ----------------------------------

      Section 7.1      Vesting of Shares Granted to Eligible Directors.
                       ------------------------------------------------

      Each Award to an Eligible Director made under the Plan shall become vested at the times and upon the conditions specified by the Committee in the Award notice, or, if not specified, as follows: 20% of the number of Shares originally covered by the Award shall become vested on each of the first, second, third, fourth, and fifth anniversaries of the Award Date; provided, however, that the Eligible Director has remained in Service during the period beginning on the Award Date and ending on the applicable anniversary of the Award Date; and provided, further, that an Award shall become 100% vested upon the Award recipient's death or Disability while in Service.

      Section 7.2      Vesting of Shares Granted to Eligible Individuals.
                       --------------------------------------------------

      Each Award to an Eligible Individual made under the Plan shall become vested at the times and upon the conditions specified by the Committee in the Award notice, or, if not specified, as follows: 20% of the number of Shares originally covered by the Award shall become vested on each of the first, second, third, fourth, and fifth anniversaries of the Award Date; provided, however, that the Eligible Individual has remained in Service during the period beginning on the Award Date and ending on the applicable anniversary of the Award Date; and provided, further, that an Award shall become 100% vested upon the Award recipient's death or Disability while in Service.

      Section 7.3      Designation of Beneficiary.
                       ---------------------------

      An Eligible Director or Eligible Individual who has received an Award may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Director or Eligible Individual dies prior to the Eligible Director or Eligible Individual, or in the event that no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Eligible Director's or Eligible Individual's death shall be paid to the executor or administrator of the Eligible Director's or Eligible Individual's estate or other fiduciary appointed or authorized by a court of competent jurisdiction to collect this asset. If no court proceeding to initiate the administration or settlement of the estate has been brought within one year after the death of the Eligible Individual or Eligible Director and if no such executor or administrator or other person is appointed within such time as the Committee, in its sole discretion, shall deem reasonable (but in no event earlier than one year after such death), any such undistributed Shares of such deceased person shall be paid to one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

      Section 7.4      Manner of Distribution.
                       -----------------------

      (a) As soon as practicable following the date any Shares granted pursuant to an Award become vested pursuant to sections 7.1 and 7.2, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Trustee to the Award holder and shall cause the Trustee to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

      (b) The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director or Eligible Individual or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.


                                ARTICLE VIII
                                ------------

                          AMENDMENT AND TERMINATION
                          -------------------------

      Section 8.1      Termination.
                       ------------

      The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; provided, however, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Trustee shall make distributions from the Trust Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust Fund, if any, to the Company.

      Section 8.2      Amendment.
                       ----------

      The Board may amend or revise the Plan in whole or in part at any time; provided, however, that no such amendment shall authorize the issuance of additional Shares under the Plan without the approval of the shareholders of the Company to the extent required by law; and provided, further, that no such amendment shall adversely affect the rights of any person in or with respect to any Award granted hereunder prior to the date on which such amendment is adopted or made effective, whichever is later.

      Section 8.3      Adjustments in the Event of a Business
                       --------------------------------------
                       Reorganization.
                       ---------------

      (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held in the Trust Fund, including Shares covered by Awards, shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

      (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, the Trustee shall hold in the Trust Fund any money, stock, securities or other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director or Eligible Individual shall be adjusted by allocating to the Eligible Director or Eligible Individual receiving such Award the amount of money, stock, securities or other property received by the Trustee for the Shares allocated to such Eligible Director or Eligible Individual without any other change in the terms and conditions of the Award.


                                 ARTICLE IX
                                 ----------

                                MISCELLANEOUS
                                -------------

      Section 9.1      Status as an Employee Benefit Plan.
                       -----------------------------------

      This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

      Section 9.2      No Right to Continued Employment.
                       ---------------------------------

      Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Individual any right to a continuation of employment by the Company or upon any Eligible Director any right to a continuation of his position as a director of the Company. The Company reserves the right to dismiss any Eligible Individual or remove any Eligible Director or otherwise deal with any Eligible Individual or Eligible Director to the same extent that it could if the Plan had not been adopted.

      Section 9.3      Construction of Language.
                       -------------------------

      Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

      Section 9.4      Governing Law.
                       --------------

      The Plan shall be construed, administered and enforced according to the federal laws of the United States of America and, in the absence of controlling federal law, according to the internal laws of the Commonwealth of Massachusetts applicable to contracts entered into between citizens and residents of the Commonwealth of Massachusetts to be performed wholly within the borders of such State. The Plan shall be construed to comply with the applicable OTS Regulations.

      Section 9.5      Headings.
                       ---------

      The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

      Section 9.6      Non-Alienation of Benefits.
                       ---------------------------

      The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

      Section 9.7      Taxes.
                       ------

      The Company and the Truswtee shall have the right to deduct from all amounts paid and property distributed with respect to an Award under the Plan any taxes required by law to be withheld with respect to such Award, or require the person to whom such cash or property is paid or distributed to pay the Company the amount of any tax which the Company is required to withhold with respect to such payment or distribution, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

      Section 9.8      Approval of Shareholders.
                       -------------------------

      The Plan and all Awards granted hereunder shall be conditioned on the approval of the Plan by the majority of the votes eligible to be cast by holders (other than Revere, MHC) of Shares of the Company at a lawful meeting of shareholders. No Award under the Plan shall be effective prior to such approval.

      Section 9.9      Notices.
                       --------

      Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

      (a)   If to the Committee:

            RFS Bancorp, Inc.
            c/o Revere Federal Savings Bank
            310 Broadway
            Revere, Massachusetts 02151

            Attention:  Recognition and Retention Plan Committee
                        ----------------------------------------

      (b) If to an Award recipient, to the Award recipient's address as shown in the Company's personnel records.


                                  ARTICLE X
                                  ---------

        ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL
        -------------------------------------------------------------

      Section 10.1      Accelerated Vesting Upon Retirement.
                        ------------------------------------

      Notwithstanding anything in the Plan to the contrary, but subject to section 10.4, in the event that any Award recipient terminates Service and such termination constitutes a Retirement, all Awards outstanding to such recipient on the date of his Retirement shall, to the extent not already exercisable, become exercisable upon Retirement.

      Section 10.2      Discretion to Establish Vesting Schedules.
                        ------------------------------------------

      Notwithstanding anything in the Plan to the contrary, but subject to section 10.4, after December 18, 1999, section 7.1 or section 7.2 shall apply in determining the vesting of Awards granted to Eligible Individuals or Eligible Directors, respectively, only if no different vesting schedule is established by the Committee, or the Board in the case of Eligible Directors, and specified in the notice evidencing an outstanding Award.

      Section 10.3      No Effect Prior to Shareholder Approval.
                        ----------------------------------------

      Notwithstanding anything contained in this Article X to the contrary, the provisions of this Article X shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares (other than Revere, MHC) represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after December 18, 1999.


RFS Bancorp, Inc.                                          REVOCABLE PROXY

      This Proxy is solicited on behalf of the Board of Directors of
                              RFS Bancorp, Inc.
   for the Special Meeting of Stockholders to be held on June 29, 1999.


      The undersigned stockholder of RFS Bancorp, Inc. hereby appoints Arno
P. Bommer and Ernest F. Becker, each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of RFS Bancorp, Inc. held of record by the undersigned on May 19, 1999, at the Special Meeting of Stockholders (the "Special Meeting") to be held at 10:00 a.m., Eastern Time, on June 29, 1999, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the Special Meeting of Stockholders and Proxy Statement, dated May 26, 1999, and upon such other matters as may properly come before the Special Meeting. The undersigned hereby revokes all prior proxies.


      This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR Proposals 1, 2 and 3.

          PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
              AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


The Board of Directors of RFS Bancorp, Inc. unanimously recommends a vote "FOR" the proposals in Items 1, 2 and 3.

I Will Attend Special Meeting.       [ ]

Please Mark Your Choice Like This
in Blue or Black Ink.                [x]

1.    Approval of the RFS Bancorp, Inc. 1999 Stock Option Plan.

      For          Against          Abstain
      [ ]            [ ]              [ ]

2.    Approval of the RFS Bancorp, Inc. 1999 Recognition and Retention
      Plan.

      For          Against          Abstain
      [ ]            [ ]              [ ]

3. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Special Meeting as may properly come before the Special Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Special Meeting.

      For          Against          Abstain
      [ ]            [ ]              [ ]


                                       The undersigned hereby acknowledges
                                       receipt of the Notice of Special
                                       Meeting of Stockholders and the
                                       Proxy Statement for the Special
                                       Meeting.

                                       ----------------------------------

                                       ----------------------------------
                                       Signature(s)

                                       Dated: ---------------------, 1999

                                       Please sign exactly as your name
                                       appears on this proxy. Joint owners
                                       should each sign personally. If
                                       signing as attorney, executor,
                                       administrator, trustee or guardian,
                                       please include your full title.
                                       Corporate or partnership proxies
                                       should be signed by an authorized
                                       officer.